Exhibit 99.3

Regional Brands, National Potential Analyst Day June 4, 2008

Dave Poplar Vice President Investor Relations

Analyst Day Agenda 1:00 p.m. FY 2009 IR Calendar Dave Poplar, Vice President of Investor Relations 1:15 p.m. Corporate Overview and Brand Builders Steve Davis, Chairman and CEO 1:45 p.m. FY 2008 Financials Don Radkoski, CFO 2:15 p.m. Bob Evans Restaurants Overview Roger Williams, President Randy Hicks, EVP of Operations Mary Cusick, SVP of Restaurant Marketing 2:45 p.m. BREAK 3:00 p.m. Mimi's Cafe Overview Tim Pulido, President Herbert Billinger, EVP of Operations, Productivity and Integration 3:30 p.m. Food Products Overview Mike Townsley, EVP of Food Products 4:00 p.m. FY 2009 Guidance Don Radkoski, CFO 4:30 p.m. Q and A 5:00 p.m. Depart

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation: Negative publicity or litigation regarding allegations of food-related illness, Failure to achieve and maintain positive same-store sales, Changing business conditions, including energy costs, Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets Competition in the restaurant and food products industries, Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, fuel and utility costs, Changes in the cost or availability of acceptable new restaurant sites, Accurately assessing the value, future growth potential, strengths, weaknesses, contingent and other liabilities and potential profitability of Mimi's, Adverse weather conditions in locations where we operate our restaurants, Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures, Consumer acceptance of our restaurant concepts in new geographic areas, and Changes in hog and other commodity costs. We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10- K for the fiscal year ended April 27, 2007 and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended January 25, 2008. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

FY 2009 Proposed Investor Relations Calendar JUN 08 JUL 08 AUG 08 SEP 08 OCT 08 NOV 08 DEC 08 JAN 09 FEB 09 MAR 09 APR 09 MAY 09 JUN 09 EARNINGS RELEASES Tues Jun 3 (4Q) Tues Aug 12 (1Q) Tues Nov 11 (2Q) Tues Feb 10 (3Q) Tues Jun 2 (4Q) EARNINGS CONF. CALLS Wed Aug 13 (1Q) Wed Nov 12 (2Q) Wed Feb 11 (3Q) Mon Sep 8 ANNUAL MEETING EQUITY CONF. Jun 17 MKM Others TBD INVESTOR DAYS (BOBE HQ) TBD Mid- west TBD West Coast TBD Bstn / NY ROAD SHOWS Wed Jun 1 YEAR END ANALYST MTG Wed Jun 3 YEAR END ANALYST MTG

Merl Beery Senior Vice President Product Innovation & Technical Services

Lunch Menu Lunch Menu Strawberry Supreme Pie Big Farm Salads BOB-B-Q

Steve Davis Chairman and Chief Executive Officer

Company & Segment Overview BEST Brand Builders

Company Overview Full-service restaurant company with a complementary retail food and food service business FY '08 net sales: $1.7 billion, up 5.0% FY '08 reported net income: $64.9 million, up 7.2% Approximately 49,000 employees NASDAQ (ticker: BOBE) Market cap = approximately $900 million

Business Segments Restaurant Segment 83% of sales Food Products Segment 17% of sales Bob Evans Restaurants (571 restaurants as of 4/25/08) Full-service, family restaurants featuring a wide variety of menu items Mimi's Cafes (132 restaurants as of 4/25/08) Freshly prepared, high-quality food in an upbeat, sophisticated atmosphere Leading producer of premium pork sausage Homestyle convenience food products Sold at retail locations in 49 states and Ontario, Canada 703 total company-owned restaurants as of April 25, 2008

Restaurants

Overview FY 2008 Net sales: $1.0 billion, up 1.7% Average annual unit sales: $1.78 million Average cost to build: $2.3 million (includes land) Prototype: 5,400 sq. feet Average guest check: $7.90 (4Q '08) Brand positioning: "The Home of Homestyle" Serve all three day parts, breakfast served all day Seven consecutive quarters of positive same-store sales

Locations 1/3 of restaurants located in Ohio 195 59 16 24 3 51 31 39 8 3 7 28 22 4 17 11 4 49 571 Restaurants 18 States As of 4/25/08

Day Part Mix (4Q FY '08) Same-store sales for FY '08 Q4 were up 1.7% Breakfast 30% Lunch 38% Dinner 32% Breakfast is our heritage, dinner is our opportunity

Same Store Sales (Core*)

Innovation and Marketing at Work



1Q '07
2Q '07
3Q '07
4Q '07
1Q '08
2Q '08
3Q '08
4Q '08
-3.9
+1.3
+2.1
+1.0
+3.2
+0.7
+1.5
+1.7
Knife & Fork Sandwiches
Homestyle Pasta
Stacked & Stuffed Hotcakes
Big Farm Salads
Stir-fry
Deep Dish Dinners
Signature Coffee
NEW PRODUCT INTRODUCTIONS
BOB-B-Q
Stacked & Stuffed Hotcakes, Blueberry Cream

*Units open two full fiscal years

16

Deep-Dish Chicken Noodle Dinner Chicken Noodle Dinner Chicken Noodle Dinner Big Farm Salads Signature Coffee Stacked & Stuffed Hotcakes, Blueberry Cream

New Restaurant Development 37 20 10 2 1 FY '05 FY '06 FY '07 FY '08 FY '09E Slowed investment in geographic expansion Emphasizing existing store profitability Reviewing restaurant rationalization ("The 4 Rs") Relocate Replace Re-image Retire

Continue Sales Momentum Improve Operating Margins Improve Guest Satisfaction; Lower Turnover Improve Unit Economics Have the BEST People 2009 Objectives

Overview FY 2008 Net sales: $411 million, up 11.5% Average annual unit sales: $3.35 million Average cost to build: $2.7 million (does not include land) Prototype: 6,500-6,800 sq. feet Average guest check: $10.81 (4Q '08) 40% of first-time guests visit because of distinct building Positive same-store sales in 46 of last 51 quarters

Locations Nearly 1/2 of restaurants located in California 3 2 2 2 2 1 2 2 4 1 11 132 Restaurants 22 States As of 4/25/08 2 2 1 2 9 1 8 4 12 55 4

Locations Nearly 75% of comp. restaurants in subprime-affected states 3 2 2 2 2 1 2 2 4 1 11 132 Restaurants 22 States As of 4/25/08 2 2 1 2 9 1 8 4 12 55 4

Day Part Mix (4Q FY '08) Breakfast business typically grows from 10-20% over time in new restaurants Lunch 40% Dinner 40% Dinner is our heritage, breakfast is our opportunity Breakfast 20%

Same Store Sales 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 West 0.4 2 2.6 1.2 -0.7 -1.5 -2 -5.3

Seasonal Features Orange Roughy Sweet Ensemble Fresh Asparagus & Potato Cake Benedict Spice-Rubbed Baby Back Ribs

New Restaurant Development Eastward Expansion away from sub-prime markets 11 10 13 17 13 FY '05 FY '06 FY '07 FY '08 FY '09E

Source: National Restaurant Association

Revitalize same-store sales Reduce "Big Two" prime costs Improve operations execution Develop store remodel program Open 13 new stores focused in non-subprime areas 2009 Objectives

Food Products

Segment Overview FY '08 net sales: $292.0 million, up 8.7% Two brands: distinct geographic strengths ~ 40 varieties of sausage, bacon and ham products ~ 50 refrigerated and frozen convenience food items Seven processing plants 25 consecutive quarters of increased comparable pounds sold Food Products

Food Products Segment Overview Sausage production Galva, Illinois (fresh) Hillsdale, Michigan (fresh) Xenia, Ohio (fresh) Bidwell, Ohio (fresh and fully cooked) Richardson, Texas (fresh and fully cooked) Ready-to-eat Sulphur Springs, Texas (sandwiches) Springfield, Ohio (soups and gravies) Distribution Springfield, Ohio

Food Products Comparable Pounds Sold by Category (FY '08 YTD) 2.1% 18.6% -0.3% 54.0% Sausage Entrees & Sides Food Service Frozen Breakfast Items

Food Products

Food Products Comparable Pounds Sold 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 0.13 0.11 0.04 0.05 0.04 0.02 0.08 0.05 We're overlapping strong growth.

Food Products Growth Strategy Launch innovative new products Add new retailers serving high-growth markets Penetrate "superstore" retail centers Implement plant rationalization strategies Invest in growth capacity for convenience products Leverage new distribution center expansion

Drive comparable pounds sold and new retail sales authorizations Continue margin-improvement programs Achieve Optimal Operating Efficiencies Achieve Target Returns on Sulphur Springs Expansion Build on FY 2008 Productivity Initiatives Momentum 2009 Objectives Food Products

"Our Way of Doing Business"

Key Strategies Organizational Structure Period Scorecard Executive Compensation Five-Year Plan

We have regional brands with national potential! Driving synergies across all businesses Improving same-store sales / comparable pounds sold Demonstrated success in product innovation Emphasis on existing store profitability Strategic use of cash flow from operations Focused on strengthening returns and ROICs Consistent dividend growth Strong financial flexibility with a solid balance sheet We're Building for the Long-Term

Don Radkoski Chief Financial Officer

4th Quarter and FY 2008 Financial Highlights

FY 2008 Trends Bob Evans Restaurants, Food Products Outperform Expectations Mimi's Faces Difficult Consumer Environment in Key Regions Productivity Initiatives Offset Difficult Cost Environment

Diluted Earnings Per Share Fourth Quarter (reported) $ 0.10 Increase 23.8% % Increase $ 0.42 FY '07 $ 0.52 FY '08

Special Items Fourth Quarter (dollars in millions) FY '07 FY '08 $ 0.2 $ 0.7 Gains on Sale of Assets

Diluted Earnings Per Share Fiscal Year (reported) $ 0.29 Increase 17.5% % Increase $ 1.66 FY '07 $ 1.95 FY '08

FY '07 FY '08 $ 4.4 $ 5.1 Pre-Tax Impact 4.4 2.9 Gains on Sale of Assets 0.0 (0.7) Third-party Dispute 0.0 (3.7) Restaurant Closings $ 0.0 $ 6.6 Breakage Gift Card/Gift Certificates Pre-tax Impact of Special Items Fiscal Year (dollars in millions) Gains on Sale of Assets Pre-Tax Impact

4th Quarter 3rd Quarter 2nd Quarter Fiscal Year 1st Quarter Bob Evans Same-Store Sales (Nominal) (3.4%) (3.9%) (4.2%) (3.6%) (3.1%) FY '05 FY '06 (0.9%) (0.4%) (3.1%) (1.6%) (1.9%) FY '07 1.0% 2.1% 1.3% 0.1% (3.9%) FY '08 1.7% 1.5% 0.7% 1.8% 3.2%

4th Quarter 3rd Quarter 2nd Quarter Fiscal Year 1st Quarter Mimi's Cafe Same-Store Sales (Nominal) 5.1% 3.9% 4.4% 4.4%* 3.3%* FY '05 FY '06 1.1% 0.4% 1.8% 1.6% 3.0% FY '07 1.2% 2.6% 2.0% 1.6% 0.4% FY '08 (5.3%) (2.0%) (1.5%) (2.4%) (0.7%) *For the period after July 7, 2004

Food Products Comparable Pounds Sold 5% FY '08 8% FY '07 10% FY '06 8% FY '04 5% 5% 11% 4th Q 10% 8% 8% 4% 12% 3rd Q 7% 8% 5% FY '05 Average 2% 11% 10% 4% 4% 2nd Q 4% 13% 6% 10% 1% 1st Q

Restaurant Trends Difficult Consumer Environment Tough Commodity Environment Higher Labor Rates Productivity Initiatives Offset Headwinds

4.8% 5.1% Operating Margin 10.3% $16.7 $18.4 Operating Income 3.5% $348.9 $361.1 Net Sales % 4Q FY '07 4Q FY '08 Restaurant Segment Reported 4th Quarter Results (dollars in millions)

-140 bps 40.9% 39.5% Operating Wages +50 bps 25.0% 25.5% Cost of Sales Change 4Q FY '07 4Q FY '08 Restaurant Segment Reported 4th Quarter Results (dollars in millions) "BIG TWO" Prime Costs

5.7% 5.4% Operating Margin 0.2% $78.6 $78.7 Operating Income 4.3% $1,385.8 $1,445.0 Sales % FY '07 FY '08 Restaurant Segment Reported Fiscal Year Results (dollars in millions)

-120 bps 40.8% 39.6% Operating Wages +70 bps 24.8% 25.5% Cost of Sales Change FY '07 FY '08 Restaurant Segment Reported Fiscal Year Results (dollars in millions) "BIG TWO" Prime Costs

Food Product Trends Great Top Line Growth Lower Hog Cost Increased Productivity

11.5% 11.4% Operating Margin 7.9% $8.0 $8.6 Operating Income 8.4% $69.5 $75.4 Net Sales % 4Q FY '07 4Q FY '08 Food Products Reported 4th Quarter Results (dollars in millions)

7.4% 9.8% Operating Margin 43.7% $19.9 $28.6 Operating Income 8.7% $268.6 $292.0 Sales % FY '07 FY '08 Food Products Reported Fiscal Year Results (dollars in millions)

Hog Cost Comparison Per Hundredweight $35 FY '08 $38 FY '07 $43 FY '06 $38 FY '04 $27 $36 $37 4th Q $43 $49 $31 $39 $43 3rd Q $35 $52 $51 FY '05 Average $40 $41 $46 $38 $50 2nd Q $42 $37 $48 $36 $52 1st Q

Cash & Equivalents $7.7 million vs $29.3 million prior year Total Debt $298.5 million vs $206.3 million prior year Treasury Repurchase 599,914 shares in Q4 5,000,000 shares full year Effective Tax Rate 32.8% in Q4 FY '08 32.6% in FY '08 Balance Sheet Comments April 25, 2008

65,864,641 $28.17 2,338,321 3rd Quarter 5,000,000 599,914 1,002,148 1,059,617 Shares 154,592,936 $30.92 Year 17,445,644 $29.08 4th Quarter 31,911,633 $31.84 2nd Quarter 39,371,018 $37.16 1st Quarter Amount Price Treasury Share Price FY '08

$121 million $84 million FY '08 FY '07 Capital Expenditures $77.1 million $74.2 million FY '08 FY '07 Depreciation and Amortization

FY '08 Review FY '09 Strategic Plan

Roger Williams President, Bob Evans Restaurants

FY '08 In Review New Product Pipeline - Six New Products Introduced Team Service Carry-out Sales Reduced Turnover Rise & Shine Openings

Core Store Performance FY '08 Review Q1 FY '08 Q2 FY '08 Q3 FY '08 Q4 FY '08 FY '08 (May-Apr) Gross Sales 0.032 0.007 0.015 0.017 0.018 Dine-in Sales 0.025 0.001 0.005 0.009 0.01 Carryout Sales 0.11 0.064 0.1 0.089 0.091 Four positive quarters in FY '08 Seven consecutive quarters of core sales growth Gross Sales

Sales Trac Weekly FY '08 Review March FY'07 - April FY'08 Midscale Family Style Participants, Same Store Sales vs. Bob Evans Same Store Gross Sales -1.2% 3.1% -10.0% -5.0% 0.0% 5.0% 10.0% 2/26 3/12 3/26 4/9 4/23 5/7 5/21 6/4 6/18 7/2 7/16 7/30 8/13 8/27 9/10 9/24 10/8 10/22 11/5 11/19 12/3 12/17 12/31 1/14 1/28 2/11 2/25 3/10 3/24 4/7 4/21 Family Style Participants Actual BE Core Stores Family Style Participants: Bob Evans, Bakers Square, Cracker Barrel, Old Country Store, Denny's, Friendly's, Frisch's Big Boy, Marie Callander's, Perkins, Steak 'n Shake, Village Inn

Procurement - improved cost of goods: Part of annualized savings of ~$6 million Negotiated bacon savings Cheese On-Line Auction savings Liquid eggs/Egg beaters savings Additional savings initiatives Eliminated 1.9 million labor hours Absorbed largest minimum wage rate in history Productivity Initiatives FY '08 Review

Mary Cusick Senior Vice President, Bob Evans Restaurant Marketing

Holiday Gift Cards/ Deep Dish Dinners Winter Stacked & Stuffed Hotcakes Spring Salads Summer I & II Bob-B-Q Fall Stir-Fry 5 Major Marketing Programs FY '08 Review

Advertising Summary FY '08 Review New Campaign Innovation Focus Leverages Brand Positioning "Home of Homestyle" :05 Carry-out Tags

TV ads Big Farm Salads: Drive-thru (30 sec.) BOB-B-Q: Expert (30 sec.) BOB-B-Q: Glasses (30 sec.)

Starts by executing consistently within our four walls Suggestive Selling New Product Rallies Local Store Marketing (LSM) Product Execution 5 E's Operations Drives Sales FY '08 Review

OBJECTIVE: To improve Bob Evans Restaurants' market share and profit through a rigorous, fact- based process for developing the pricing strategy SUPPORTING PROJECTS: Store Tiering (5Cs) Customer, Cost, Competition, Complaints, Conditions Key Pricing Indicators (KPIs) Beverage Elasticity Breakfast Elasticity Pricing FY '08 Review

Randy Hicks Executive Vice President, Bob Evans Restaurant Operations

Systems / Processes / Disciplines Cost of Sales Kitchen Manager Program being rolled out system-wide POS system Order accuracy Automated prep list Theoretical food costs Procurement opportunities "Big Two" Food and Labor FY '08 Review

Eliminated 1.9 million hours in FY 08 Labor management system Forecasting accuracy Scheduler Accurate matrix Manage to peak business to increase throughput Target outliers Kitchen manager program Reduce turnover Labor FY '08 Review

Enhanced food quality, safety and security systems Developing plan for system-wide rollout of the Food Quality Manager Food Safety Audit Program Aligned BE Core Values with effective recruiting and hiring techniques: Regional Recruiter Test Operations FY '08 Review

FY '06 FY '07 120.0% 147.5% FY '08 131.5% Employee Turnover (hourly) FY '08 Review

Deliver exceptional service thru continuous learning: BEST Hospitality has been incorporated into the orientation and service step courses New POS system Establish "relentless" executional expectations: Team Service Approach Fine-tuned consumer feedback with Brand Loyalty Index Utilized e-learning to train on operational changes Coffee Experience Team Service Spring Salad Promotion Easter Farmhouse Feast Bob-B-Q II Operations FY '08 Review

Roger Williams President, Bob Evans Restaurants

Challenge: Bob Evans Restaurants only in 18 states Current Unit Economics Development Costs > AUVs Reduced Development Targets Working toward successful development model Development: Situation Analysis FY '08 Review

Built two new restaurants Rebuilt eight restaurants 4Rs: Relocate, Replace, Re-image, Retire WD Partners Project Center Entrance Remodel Florida Exterior Redesign New Color Palette Prototype Development Development FY '08 Review

FY '09 Strategic Plan

Launching Promotional Platforms Delivering An Enhanced Customer Experience FY '09 Strategic Plan

Grow same-store sales Innovation Relevance Compelling Marketing Strategic Pricing Market Development Top-line Growth FY '09 Plan Long-term Goal: Improve Unit Economics to Warrant Return to Development

Labor Management System - SRE Forecasting / Scheduling IRIS/POS: Accurate Orders Reduce Training Time of Servers and Grill Cooks Automate Prep List Improved Food Cost Management Operating Margins FY '09 Plan Goal: Improve Operating Margins

Front-of-House/Back-of-House Deployment Cross-Training Slide Deployment Team Service to Next Level Director of Labor Efficiency Meaningful Reporting SRE Project Leadership Labor FY '09 Plan

Improve other controllables as a percent of sales: Evaluating next areas for regional HVAC Accounts Identifying high repair and maintenance restaurants Maintain/reduce the cost of goods: Utilizing Corporate Procurement Program Food Costing System Price Management Store Level Executions Margins FY '09 Plan

Hire Right HR Interview Guides Management Recruitment Reduce Turnover Build on our progress Food Quality Manager Implemented system-wide by start of Q3 Have the BEST People FY '09 Plan

One new restaurant and five rebuilds Future Considerations Where to build What to build Cannibalization How to open Get all stores on brand Throughput Develop people Development FY '09 Plan

Continue Sales Momentum Improve Operating Margins Improve Guest Satisfaction; Lower Turnover Improve Unit Economics Have the BEST People 2009 Objectives

Breakfast is our heritage, dinner is our opportunity.

Break

Tim Pulido President, Mimi's Cafe

Marketplace Update FY '08 Review FY '09 Outlook

Casual dining chains have over-built creating more capacity than consumer demand Concepts Not Differentiated All trying to be all things to all people All look alike /price and promote alike New Casual Competition Fast Casual/Polished Casual Upscale Grocery More Home vs. Restaurant Meals % Working Women leveled off Dining out tied to discretionary inc Source: Technomics 3.08 Marketplace Update HISTORICAL CASUAL DINING UNIT GROWTH OTHER ISSUES 0% 0% 1% 2% 3% 5% 6% 5% 2004 2005 2006 2007 Restaurant Industry Casual Dining

Mimi's Cafe comp sales followed industry trends; however,4th Qtr FY 2008 sales fell another 3 points Comparative Store Sales vs Last Year FY '08 Review (5.0)% (6.0) (4.3) (5.2) (1.9) (1.8) (2.4) (0.8) (2.0) (1.9) (1.5) (0.1) (0.4) 1.6 1.6% FY 06 FY 07 May June July Aug Sept Oct Nov Dec Jan Feb Mar April May

Subprime-affected markets of CA, AZ, FL and NV have been the primary driver of comp sales decline (Note: 73% of Comp Stores are in above markets) Comparative Store Sales vs Last Year (1.5) 4.3% 1.6% 1.6% (6.3)% (3.7)% (2.4)% (1.4)% Q1 Q2 Q3 Q4 Non Subprime Subprime FY '08 Review

As commodity and labor prices jumped, Mimi's responded with high pricing actions and has modified pricing strategy to reflect current consumer environment. 3.1% Pricing FY '08 Review PRODUCER PRICE INFLATION MIMI'S PRICING ACTIONS VS YA PPI for Commodity Prices (% Growth Vs. YA) 0.5% 8.0% 1.2% 2005 2006 2007 2.5% 3.9% 4.2% 2.5 0.6 Q1-Q2 2007 Q3-Q4 2007 Q1-Q2 2008 Q3-Q4 2008 Unbundling Menu Pricing

Improved Margins driving better Q4 '08 flow Food and Hourly Labor Costs running below last year's 4th Quarter as a result of: Prep rationalization, portion kits, smart prep list, key item inventory Menu re-engineering of Seasonal Features Kitchen manager training program, cook certification program Improved store level sales forecasting/labor scheduling Margins and Costs FY '08 Review

Other accomplishments set us up for improved FY 2009 Opened 17 new stores (most in one year) Unit economics merit continued development Completed Phase 1 of IT / Accounting System Conversion Began to leverage purchasing buying power of BOBE Enterprise Developed Just Enough Product Line Other Accomplishments FY '08 Review

We have made step function growth before. Today, concept needs to be renewed and better differentiated. Comp Store AUVs have been flat for 6 years Comp Store AUVs ($000) 3,350 3,472 3,462 3,467 3,440 3,328 3,239 3,222 3,150 2,988 2,814 2,539 2,495 '96 '97 '98 '99 '00 '01 '02 '03 '04 FY '05 FY '06 FY '07 FY '08 FY '08 Review

Deteriorating economy and category Performance impacted by geographic concentration in subprime depressed markets Pressed consumer value proposition Progress made to improve margins, need to build on momentum Consumer proposition needs to be refreshed and revitalized. Define Brand Positioning Leverage Freshness Re-Engineer Menu to address value, portion size, and lighter faire Improve store level cash flow and customer service Leverage Bob Evans purchasing power Focus new market/store development Define restaurant design package Summary SITUATION OPPORTUNITIES FY '08 Review

Revitalize Same-store Sales through focused brand positioning, rollout of Just Enough value/portion initiatives, menu redesign and re- launch of breakfast and carry-out. Reduce Mimi's Cafe Prime Costs (food and labor) through simplified menu, food cost engineering, FOH/BOH labor remodeling and Bob Evans enterprise purchase leverage. Improve Operations Execution via integrated fresh food, service, people platforms, establishment of brand loyalty index, and achieve +2pts. improvement vs. first half baseline. Develop Comp Store Remodel Program reflecting brand positioning. Complete phase one by year end with 10 comp stores remodeled. Open 13 New Stores and improve cash on cash returns. 2009 Objectives

Time Pressed & Stressed Multi-Generational Demands Vitality & Balance Multi-Cultural Influences Brand Analysis FY '09 Outlook CUSTOMER NEEDS Functional benefits Freshly prepared foods Served all day Reasonable price "Everyday luxury" Emotional benefits Cheerful and welcoming Provencal atmosphere Relaxed Place to meet and connect CONSUMER VALUE PROPOSITION Only three day part casual dining concept American dishes served with/in Southern European cafe charm Fresh ingredients & preparation Homemade tastes & flavors Lite/small or generous portions, reasonably priced So. European inspired rooms Seasonal Fresh LTOs CONCEPT OFFERINGS

Become relevant not only to Baby Boomers, but Generation X & Y Bring fresh ingredients, slow roasting, and made from scratch preparation to life Better leverage a superior breakfast (three daypart uniqueness) Take advantage of our Southern European charm and place for connection to define a unique experience Brand Opportunities FY '09 Outlook

New Fresh Menu May 22 Launch Passionate About Food Fresh Cafe Facts Nationally Separate Lunch & Dinner Menus New Positioning for Seasonal Features Comfort Classics Eliminated 10 SKUs 1. Revitalize Same-store Sales FY '09 Objectives

Launch June 19 $8.29 - $11.99 1. Revitalize Same-store Sales FY '09 Objectives Launch May 1 $7.99 - $8.99 10 New Items Already in Pipeline

Breakfast is our best kept secret and opportunity Superior menu offerings and experience needs to be communicated Exploring Outdoor/Bus Stop Advertising 1. Revitalize Same-store Sales FY '09 Objectives

Game Plan for Home Meal Replacement / Take-out Business Leverage our Comfort Food Menu Update Home-style Family Meals Website Renovation - on line take-out ordering Improved In-store Merchandising Clearly Defined To-Go area Focused To-Go staff Curbside Take-out Expansion 1. Revitalize Same-store Sales FY '09 Objectives

Herbert Billinger Executive Vice President, Operations, Productivity and Integration

2. Reduce Prime Costs FY '09 Objectives Action Plan Food Cost Reduction Just Enough/Seasonal Feature cost engineering Simplify menu/maintain quality ? Strategic Core Menu Engineering New theoretical food cost model Labor Cost Reduction Continue to cultivate "Guest-First" culture New Sales Forecast/Labor Model w/WD Partners & SRE Create Flow-Thru P&L Statement Leverage Bob Evans Systems to achieve cost savings

People Development Teammate Hiring Questionnaire/Screening Tool Operations Speed of Service Improve Pre-Shift meeting Execution and Incentives 3. Improve Operations Execution FY '09 Objectives Establish Customer Satisfaction Index Track food quality, hospitality, cleanliness and value perceptions at the store and enterprise level.

Focus on CA/AZ markets Decor vision flows from Brand Positioning Define color palate, store environmental design Full bar conversion when possible Improve take out functionality Test remodel design elements: 4 stores Execute Phase II Test: 6 stores Establish ROI Measurements Create a "Playbook" for all remaining stores 4. Develop Store Remodel Program FY '09 Objectives STORES BUILT '78-'02 TACTICAL PLAN Rest of USA 23% CA/AZ 77%

Opened Naperville, IL store on 5/29, 6 stores under construction, 6 other leases signed Incorporate new brand positioning design elements - 2 FY'09 Openings Develop consumer based site selection model with Buxton Q1-Q2'08 Improve 2010 market and site selection with better insight into market/user psychographics, and site characteristics 5. Open 13 New Stores FY '09 Objectives Non-subprime market focus Unit economics merit continued development

Revitalize same-store sales Reduce "Big Two" prime costs Improve operations execution Develop store remodel program Open 13 new stores focused in non-subprime areas 2009 Objectives

FY '08 Review FY '09 Strategic Plan Food Products

Mike Townsley Executive Vice President, Food Products Food Products

Key Statistics New Products 19 New Authorizations 1,112 Sales $ 292 million Operating Income $ 28.6 million FY '08 Review

Business Profile FY '08 Review Foodservice Internal Retail 4th Qtr East 0.076 0.025 0.879582524271845 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Retail 89.9% Foodservice 7.6% Internal (BER/Mimi's) 2.5%

DSD to warehouse Refined product innovation pipeline Joint Restaurant and Food Products marketing programs Reduced Mimi's freight costs for east coast distribution FY '08 Review Accomplishments

Marketing Area FY '08 Review Bob Evans Bob Evans and Owens New Bob Evans Accounts

Key Retailer Footprint FY '08 Review

Roundy's Roundy's Roundy's Key Regional Retailer Footprint FY '08 Review

Bob Evans and Owens brands are ranked #1 or #2 nationally in key categories 9.2 #2 Breakfast Sandwiches 38.0 #2 Macaroni & Cheese 32.5 #1 Mashed Potatoes 21.0 #1 Sausage Patties 16.4 #2 Sausage Links 19.7 #2 Roll Sausage Share Rank Category Performance FY '08 Review Source: A. C. Nielsen Total U.S. 52 weeks ending 04/05/08

5 product classes represent 73% of Food Products retail volume * Bulk, Offals, Gravy, Soups, Bacon/Ham, Breakfast Sides, Distributed Items, etc. Core Categories FY '08 Review % of Total Net Pound % Change Category FY '08 FY '07 2.2 53.8 Frozen Foods 1.5 5.9 7.9 Breakfast Sandwiches 6.0 7.4 -0.3 Food Service 8.1 12.3 3.1 Links and Patties 13.0 22.8 0.4 Roll Sausage 24.7 24.4 20.4 Dinner Sides 22.0 1.9 6.3 Main Dish Entrees 1.9 1.3 13.3 Grilling Sausage 1.3 1.3 209.4 Private Label 0.4 20.5 5.9 All Other* 21.1

Operations Improve boneless meat yield 1.19%, $2.9 mm savings New tray pack over-wrap system (improved appearance in the meat case) Initiated transportation study Continue to evaluate way to reduce costs Sales: reduced returns in FY'08 from 2.82% to 1.51% Food Safety/Quality Assurance: Gap Analysis completed; deficiencies addressed Accomplishments FY '08 Review

DC expansion completed September '07 Sulphur Springs fully cooked expansion to be completed May'09 East Coast prep kitchen currently being evaluated Plant Rationalization Plan FY '08 Review

* Identifiable assets estimated for FY'08. Return on Identifiable Assets FY '08 Review 24.5% 11.7% 18.2% 23.2% 30.6%* FY '04 FY '05 FY '06 FY '07 FY '08 FY '09 FY '10 FY '11

Completed DC Expansion September '07 Completed Food Safety/QA Gap Analysis Reviewed efficacy and rationalized sales routes Launched new and improved grilling program Grocery Frozen Initiative / National Distribution Implications; Restructured Frozen Foods Sales Division FY '08 Review Recap

FY '09 Strategic Plan Food Products

Succession planning Develop tomorrow's leaders Maximize job satisfaction, including employee surveys/training Implement FY'09 Technology Plan to support sales Support "Project Best Way" Achieve Operating Income Goals FY '09 Plan

Partner with national retailers to grow nationally Drive new product development (Innovation Pipeline) Leverage Restaurant and Food Products synergies Goal: Net Sales Growth FY '09 Plan

Bob Evans Food Products Brand Identity

Maintain/reduce selling expense Maintain/reduce operating expense Develop plant-level P&Ls Achieve Target Margin FY '09 Plan

Improve facility cost per hundredweight Strengthen Food Safety and Quality Assurance Minimize freight expense Strengthen Sales Achieve Optimal Operating Efficiencies FY '089 Plan

Drive operational efficiency and productivity in new and existing facilities Expand production capacity in key product lines Develop and evaluate feasibility of East Coast Prep Kitchen Achieve Target Returns FY '09 Plan

Develop plant P&Ls Complete Sulphur Springs fully cooked expansion Develop rationale for the East Coast Prep Kitchen Enhance existing Customer Relationship Management (CRM) Drive Product Innovation Pipeline Develop a "Gain Share" program at plant level FY '09 Plan Key Strategies and Initiatives

Build on FY'08 results Team stronger than ever Positioned for the future National Account Teams Frozen Foods sales organization New Product Innovation Pipeline Continuous improvement of Systems & Processes Cost Management techniques/Benchmarking FY '09 Plan Roadmap to Success

Drive comparable pounds sold and new retail sales authorizations Continue margin-improvement programs Achieve Optimal Operating Efficiencies Achieve Target Returns on Sulphur Springs Expansion Build on FY 2008 Productivity Initiatives Momentum 2009 Objectives Food Products

Don Radkoski Chief Financial Officer

FY 2009 Outlook Don Radkoski Chief Financial Officer

FY '09 Outlook Diluted Earnings Per Share (reported) $1.95* FY '08 $2.00 - 2.10 FY '09 * Includes favorable impact of $5.1 million in net pretax gains.

Slightly negative to flat Mimi's Cafe SSS: 1.5% to 2.0% Bob Evans Restaurants SSS: 3.5% to 4.5% Overall Net Sales Growth: FY '09 Outlook Net Sales 5% to 7% Food Products Sales Growth: Expanded retail distribution Strong growth in comparable pounds sold

13 new restaurants Mimi's Cafe: One new restaurant Five rebuilt restaurants Bob Evans Restaurants: FY '09 Outlook Development

Cost of Sales Approximately $35 per hundredweight Food products: Higher commodities costs Restaurant segment: Operating Wages Continued pressure from minimum wage increases, offset by proactive labor efficiency efforts in the restaurant segment FY '09 Outlook "BIG TWO" Prime Costs

FY '09 Outlook Depreciation and Amortization $77.1 million FY '08 Approx. $81 million FY '09

Flat vs. FY 9.8% in 2008 Food products: Slightly higher than 5.4% in FY 2008 Restaurant segment: * Includes favorable impact of $5.1 million in net pretax gains. FY '09 Outlook Operating Margins

$11 million FY '08 $15.5 to $16 million FY '09 Net Interest Expense Effective Tax Rate FY '09 Outlook 32.6% FY '08 34.5% to 35.0% FY '09

33.3 million FY '08 30.5 to 31.0 million FY '09 Diluted Weighted Average Shares Outstanding Capital Expenditures FY '09 Outlook $121 million FY '08 Approx. $100 million FY '09

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